SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 24, 2001

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

1-6905
(Commission File Number)

56-0905940
(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)

(704) 372-5404
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     On April 24, 2001 Ruddick Corporation, a North Carolina corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1 News Release disseminated on April 24, 2001 by Ruddick Corporation.

                                                    SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            RUDDICK CORPORATION

                                                            By:    /S/ JOHN B.WOODLIEF
                                                                    John B. Woodlief
                                                                    Vice President - Finance

Dated: April 25, 2001